UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported):  February 9, 2007

WILLIAMS SCOTSMAN INTERNATIONAL, INC.

(Exact name of Registrant as specified in its Charter)

Delaware	000-51521	52-1862719
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)	Identification No.)

8211 Town Center Drive
Baltimore, Maryland	21236
(Address of principal executive offices)	(Zip Code)

(410) 931-6000

(Registrant’s telephone number, including area code)

None

(Former name, former address and former fiscal year - if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 9,2007, Williams Scotsman International, Inc. (the “Company” or “we”) issued a press release announcing its results of operations for the year ended and fourth quarter ended December 31, 2006.  A copy of the press release, including text and tables, is attached as Exhibit 99.1 below to this Current Report on Form 8-K.

The information in Item 2.02 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 2.02 of this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

The Company defines EBITDA as earnings before deducting interest, loss on extinguishment of debt, income taxes, depreciation and amortization.  The Company believes that EBITDA provides useful and relevant information to our investors because it is used by our management to evaluate the operating performance of our business and compare our operating performance with that of our competitors.  Management also uses EBITDA for planning purposes, including the preparation of annual operating budgets, and to determine appropriate levels of operating and capital investments.  We utilize EBITDA as a useful alternative to net income as an indicator of our operating performance.  However, EBITDA is not a measure of financial performance under GAAP and EBITDA should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP, such as net income.  While we believe that some of the items excluded from EBITDA are not indicative of our core operating results, these items do impact our income statement, and management therefore utilizes EBITDA as an operating performance measure in conjunction with GAAP measures such as net income. Because EBITDA excludes some, but not all, items that affect net income, such as loss on extinguishment of debt, and may vary among companies, EBITDA mentioned above may not be comparable to similarly titled measures of other companies.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)       Exhibits

Exhibit	Description
99.1	Press release dated February 9, 2007 (furnished pursuant to Item 2.02)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAMS SCOTSMAN INTERNATIONAL, INC.

By:	/s/ Robert C. Singer
Robert C. Singer
Chief Financial Officer

Dated: February 9, 2007

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated February 9, 2007 (furnished pursuant to Item 2.02)